UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022 (December 7, 2022)

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE, Atlanta, GA 30339

(Address of Principal Executive Offices, including Zip Code)

(770)- 441-1580

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tony Strange Resignation and Jeff Shaner’s Appointment as Chief Executive Officer and Director

On December 13, 2022, Aveanna Healthcare Holdings Inc. (the “Company”) announced that its Chief Executive Officer (“CEO”) and Director, Anthony H. Strange, is separating from employment with the Company, effective December 31, 2022. Mr. Strange has served as a member of each of the Nominating and Corporate Governance Committee and the Clinical Quality and Compliance Committee of the Board of Directors of the Company (the “Board”). Mr. Strange will continue to receive the same compensation and benefits as currently in effect and remain eligible to vest in his incentive equity awards until the effective date of his separation from employment. In connection with his separation from employment, Mr. Strange will receive, in addition to any accrued benefits, the severance benefits due upon a separation from employment triggered by the Company without “cause” (as defined in, and as provided under the terms of, his Employment Agreement, dated March 15, 2017 and as amended on January 23, 2018), which includes twelve months of continued base salary payments, payment of an amount equal to the annual bonus paid to Mr. Strange in 2021, paid at the same time as annual bonuses are paid to other senior executives of the Company, and up to twenty-four months of continued health and welfare benefits. Additionally, Mr. Strange will remain eligible to vest in his performance-based stock options following his separation from employment, and he will remain eligible to exercise all of his vested stock options (including any performance-based stock options that vest following his employment separation date) until their applicable expiration date. Mr. Strange will vest in fifty percent of his restricted stock units upon his separation from employment and remain eligible to vest, following his separation from employment, in his performance stock units, based on actual performance through the entire applicable performance period, and, if earned, such performance stock units will be settled in accordance with their terms. Mr. Strange’s entitlement to the foregoing severance and incentive equity treatment is conditioned on his execution and non-revocation of a separation and release agreement and his continued compliance with his restrictive covenant and other specified obligations, which include non-competition, non-solicitation, confidentiality and non-disparagement covenants. In consideration of the Company’s treatment of his equity awards described herein, Mr. Strange agreed to extend the duration of his non-competition, non-solicitation and cooperation covenants until twenty-four months following his separation from employment. Following the CEO Transition Period, Mr. Strange will provide non-employee consulting services for a period of up to six months following his employment separation date, with the consideration for such services in the form of a cash fee in the aggregate amount of $200,000 for the entire six-month period (pro-rated for any partial months of service). The Company has agreed to pay directly, or reimburse Mr. Strange for, his reasonable attorneys’ fees incurred in connection with the negotiation and drafting of his separation arrangements, with such payments and/or reimbursements not to exceed $25,000 in the aggregate.

The Company appointed Jeff Shaner, its current Chief Operations Officer (“COO”), to serve as the Company’s CEO and Director, effective December 31, 2022.

Mr. Shaner has served as COO since he joined the Company in 2017 upon its formation through the merger of Epic Health Services Inc. and Pediatric Services of America, Inc. (“PSA”). Prior to that, Mr. Shaner was chief operating officer of PSA since October 2015. Mr. Shaner began his healthcare business career in 2000, leading the operations at Total Care Inc. Mr. Shaner joined Healthfield following its acquisition of Total Care Inc. and was later appointed to lead its hospice division. Mr. Shaner served as president of operations of Gentiva from August 2010 until February 2015 and as operating partner for Linden Capital/Blue Wolf Capital, a private equity firm, from February 2015 to October 2015. Mr. Shaner received his Bachelor of Arts degree in business finance and economics from the University of Pittsburgh.

Mr. Shaner was appointed to fill the vacancy in the Board following Mr. Strange’s departure. Mr. Shaner will serve as a Class III director, which class will stand for re-election at the 2024 annual meeting of stockholders. Mr. Shaner will serve as a member of each of the Nominating and Corporate Governance Committee and the Clinical Quality and Compliance Committee of the Board. Because of his long tenure as COO, his operational expertise and his role as CEO, the Company believes that Mr. Shaner is well-qualified to serve as a member of the Board.

Mr. Shaner is party to an Employment Agreement, dated as of March 15, 2017 and as amended on January 23, 2018, with the Company. There are otherwise no arrangements or understandings between Mr. Shaner and any other person pursuant to which he was appointed as CEO and Director. Mr. Shaner does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no other related party transactions between Mr. Shaner and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Rodney Windley’s Resignation as Executive Chairman and confirmation as non-executive Chairman

On December 7, 2022, Rodney Windley informed the Board of his intention to retire as Executive Chairman of the Board, effective December 31, 2022. On December 13, 2022, the Board confirmed that Mr. Windley will continue to serve as the non-executive Chairman of the Board following his retirement as Executive Chairman. Mr. Windley will continue to receive the same compensation and benefits as currently in effect and remain eligible to vest in his incentive equity awards until the effective date of his separation from employment. In connection with Mr. Windley’s separation from employment, he will receive, in addition to any accrued benefits, the severance benefits due upon a separation from employment triggered by the Company without “cause” (as defined in, and as provided under the terms of, his Employment Agreement, dated March 15, 2017 and as amended on January 23, 2018), which includes twelve months of continued base salary payments, payment of an amount equal to the annual bonus paid to Mr. Windley in 2021, paid at the same time as annual bonuses are paid to other senior executives of the Company, and up to twenty-four months of continued health and welfare benefits. Mr. Windley will remain eligible to vest in his performance-based stock options following his separation from employment, and he will remain eligible to exercise all of his vested stock options (including any performance-based stock options that vest following his employment separation date) until their applicable expiration date. Mr. Windley will vest in fifty percent of his restricted stock units upon his separation from employment and remain eligible to vest, following his separation from employment, in his performance stock units, based on actual performance through the entire applicable performance period, and, if earned, such performance stock units will be settled in accordance with their terms. Mr. Windley’s entitlement to the foregoing severance and incentive equity treatment is conditioned on his execution and non-revocation of separation and release agreement and his continued compliance with his restrictive covenant and other specified obligations, which include non-competition, non-solicitation, confidentiality and non-disparagement covenants. In consideration of the Company’s treatment of his equity awards described herein, Mr. Windley agreed to extend the duration of his non-competition, non-solicitation and cooperation covenants until twenty-four months following the date on which he ceases to serve as non-executive Chairman of the Board. The Company has agreed to pay directly, or reimburse Mr. Windley for, his reasonable attorneys’ fees incurred in connection with the negotiation and drafting of his separation arrangements, with such payments and/or reimbursements not to exceed $25,000 in the aggregate.

As non-executive Chairman of the Board, Mr. Windley will receive an annual cash retainer in the amount of $90,000 and an annual grant of deferred restricted stock units with a grant date fair value of approximately $150,000. Any other compensation received during his service as non-executive Chairman of the Board will be in accordance with the Company’s independent director compensation policy, as in effect from time to time.

The foregoing is a summary description of the material terms of the transition and separation of Mr. Strange and Mr. Windley and, by its nature, is incomplete. It is qualified in its entirety by the full text of their Separation Agreements, copies of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 7.01 Regulation FD Disclosure.

On December 13, 2022, the Company issued a press release announcing the events described in Item 5.02 above and reaffirming its full year 2022 revenue and adjusted EBITDA guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this Current Report on Form 8-K regarding our prospects, plans, financial position, business strategy and expected financial and operational results may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as our CEO and Director transition, our ability to successfully execute our growth strategy, including through organic growth and the completion of acquisitions, effective integration of the companies we acquire, unexpected costs of acquisitions and dispositions, the possibility that expected cost synergies may not materialize as expected, the failure of Aveanna or the companies we acquire to perform as expected, estimation inaccuracies in revenue recognition, our ability to drive margin leverage through lower costs, unexpected increases in SG&A and other expenses, changes in reimbursement, changes in government regulations, changes in Aveanna’s relationships with referral sources, increased competition for Aveanna’s services or wage inflation, changes in the interpretation of government regulations or discretionary determinations made by government officials, uncertainties regarding the outcome of rate discussions with managed care organizations and our ability to effectively collect our cash from these organizations, our ability to effectively collect and submit data required under Electronic Visit Verification regulations, our ability to comply with the terms and conditions of the CMS Review Choice Demonstration program, our ability to effectively implement and transition to new electronic medical record systems or billing and collection systems, changes in tax rates, the impact of adverse weather, the impact to our business operations, reimbursements and patient population were the COVID-19 environment to worsen, and other risks set forth under the heading “Risk Factors” in Aveanna’s Annual Report on Form 10-K for its 2021 fiscal year filed with the Securities and Exchange Commission on March 28, 2022, which is available at www.sec.gov. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this Current Report on Form 8-K do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVEANNA HEALTHCARE HOLDINGS INC.

Date: December 13, 2022	By:	/s/ Shannon Drake
Shannon Drake
Chief Legal Officer